SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 27, 2006

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
11200 Westheimer, Suite 900
Houston, TX 77040
(Address of principal executive offices)

(713) 243-8778
(Registrant’s Telephone Number)

_____________________________________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of

Principal Officers.

On February 24, 2006, Mr. Cameron King resigned from his positions as our President, Chief Executive Officer and Director.  Mr. King’s resignation was not because of any disagreements with the Corporation on matters relating to its operations, policies and practices.

On February 24, 2006, our board of directors appointed Mr. William Huntington Stinson, who currently acts as our Chief Operating Officer, as our President and Chief Executive Officer.  Mr. Stinson was also appointed to our board of directors.

William Huntington Stinson

Mr. Stinson is our Chief Operating Officer.  Mr. Stinson has 28 years in the oil and gas business at both the technical and management levels.  He has been the chief geophysicist and an exploration manager for several major oil companies and spent five years with the Reserves and Unitization section of the U.S. Geological Survey.  Mr. Stinson has worked for ARCO International in a variety of positions and served in overseas posts in London, Indonesia, and West Africa.  Mr. Stinson’s geological expertise extends throughout the world.  He spent several months in Washington D.C. as a technical specialist to the House and Senate on the first major rewrite of the Outer Continental Shelf regulations.  Mr. Stinson has published several technical papers in journals such as Geophysics, the technical publication of the Society of Exploration Geophysicists.  He co-authored a paper on the Miocene-age Main Formation at the 1988 Indonesian Petroleum Association annual meeting. This paper is still considered one of the definitive works on that formation.  From 1990-1992 Mr. Stinson was the exploration and production manager for Ghana National Petroleum Corporation in Accra, Ghana and also acted as an advisor to the Chairman and CEO of the company and interfaced with World Bank and the United Nations on program funding.  From 1992 until 1999 Mr. Stinson was an exploration consultant for the Chancellor Group Inc. in Fort Worth, Texas; Chasel Energy in Salt Lake City, Utah; Simto Australia, Ltd.; and Hunt Overseas Oil Company.  From 1999 until 2003 he worked for CMS Oil and Gas. When he joined Quest Oil Corporation, Mr. Stinson was the Exploration Advisor for TGS-NOPEC and an Exploration Advisor to Carrizo Oil and Gas in their Barnett Shale unit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	William Huntington Stinson _________________________
By:	William Huntington Stinson
Its:	CEO, COO and President